UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  September 28, 2007
                                                   -----------------------------


                          Pre-Paid Legal Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
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                 (State or Other Jurisdiction of Incorporation)


                        001-9293                     73-1016728
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               (Commission File Number)   (IRS Employer Identification No.)


                   One Pre-Paid Way
                        Ada, OK                                   74820
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       (Address of Principal Executive Offices)                 (Zip Code)


                                 (580) 436-1234
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 1.01 Entry into a Material Definitive Agreement.

     On September 28, 2007, Pre-Paid Legal Services, Inc. ("we" or "us") entered into a Term Loan Agreement with Wells Fargo Equipment Finance, Inc. to refinance its existing indebtedness of $9,555,518 relating to our Learjet Model 60 aircraft. The new loan has an interest rate of the 30 day LIBOR plus 0.89% (compared to LIBOR plus 1.75% under the existing loan) and will be repaid over 10 years in monthly payments of principal of $79,629 (compared to $96,000 under the existing loan) plus interest and is secured by the aircraft and engines.

     Also, on September 25, 2007, Bank of Oklahoma, N.A. agreed to reduce the interest rate on our real estate note from LIBOR plus 2.25% to LIBOR plus 1.5%, effective as of September 1, 2007. As of September 1, 2007, this loan had a balance of $11,428,580.


Item 9.01  Financial Statements and Exhibits.

         See Exhibit Index attached.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pre-Paid Legal Services, Inc.


                          By:  /s/ Randy Harp
                               -------------------------------------------------
                               Randy Harp, Chief Operating Officer

Date:  October 2, 2007





Exhibit Index

--------- ---------------------------------------------------------------------
|No.     | Description                                                         |
|        |                                                                     |
--------- ---------------------------------------------------------------------
|10.1    | Term Loan  Agreement  dated  September  28, 2007  between  Pre-Paid |
|        | Legal  Services,  Inc. and Wells Fargo Equipment Finance, LLC       |
--------- ---------------------------------------------------------------------
|10.2    | Form of Aircraft Mortgage and Security Agreement                    |
|        |                                                                     |
--------- ---------------------------------------------------------------------


Exhibit 10.1
------------

                               TERM LOAN AGREEMENT



     This Term Loan Agreement (this "Agreement") is made as of this 28th day of September, 2007, between PRE-PAID LEGAL SERVICES, INC., a corporation formed under the laws of the State of Oklahoma, having its headquarters at One Pre-Paid Way, Ada, Oklahoma 74821-0145 ("Borrower"), and WELLS FARGO EQUIPMENT FINANCE, INC., a corporation organized under the laws of Minnesota, having its headquarters at 733 Marquette Avenue, Suite 700, MAC N9306-070, Minneapolis, Minnesota 55402 ("Lender").


                              W I T N E S S E T H :

     WHEREAS, Borrower has requested Lender to make a loan (the "Loan") to Borrower in the principal amount of Nine Million Five Hundred Fifty-five Thousand Five Hundred Seventeen and 95/100 United States Dollars (US $9,555,517.95) for the purpose of financing a portion of the purchase price of one Learjet Inc. Model 60 aircraft, serial number 293, and registration number N772PP, together with two (2) Pratt & Whitney Canada model PW305A engines, serial numbers CA0446 and CA0447 (the "Aircraft"); and

     WHEREAS, Lender is willing to make such Loan, subject to the terms and conditions of this Agreement.

     NOW THEREFORE, in consideration of the covenants and promises herein contained, the parties agree as follows:

                        ARTICLE I: AGREEMENT FOR THE LOAN

     Section 1.01 Loan. Subject to the terms and conditions of this Agreement, Lender agrees to make a Loan to Borrower in the aggregate principal amount of Nine Million Five Hundred Fifty-five Thousand Five Hundred Seventeen and 95/100 United States Dollars (US $9,555,517.95) with respect to the Aircraft and Borrower agrees to borrow the same from Lender.

                           ARTICLE II: FINANCING TERMS

     Section 2.01 Term. The Loan under this Agreement shall be evidenced by a Promissory Note in the form of Exhibit A hereto (the "Note") delivered by Borrower to Lender. The term of the Loan shall be from the date of disbursement by Lender of such Loan to September 28, 2017 (the "Maturity Date"), at which time all outstanding amounts due shall be paid in full.

     Section 2.02 Interest Rate. The principal balance of the Loan outstanding at any time shall bear interest at a rate per annum as set forth in the Note (the "Loan Rate").

     Section 2.03 Principal and Interest Payments. Principal and interest on the Loan shall be due and payable in United States Dollars under the terms and conditions of the Note. The Loan may be prepaid in whole at any time after the initial twenty-four (24) months and no prepayment penalty shall be due in connection therewith; provided that each of the following conditions is satisfied in connection with such prepayment: (a) the prepayment shall be made on a payment date; (b) the Borrower shall have given Lender not less than ten
(10) days' written notice of the prepayment; (c) such prepayment, if in whole, shall be accompanied by payment of all accrued but unpaid interest on the Loan and any and all other amounts owing to Lender by Borrower; and (d) no Event of Default shall have accrued and be continuing at the time of such prepayment.

     Upon Lender's receipt of the written notice of prepayment required by this Section, such prepayment shall be irrevocable. Any partial prepayments shall be applied to the last maturing installment or installments.

     Section 2.04 Interest Rate after Default. Notwithstanding any other provision of this Agreement, from and after the date of any Event of Default (as hereinafter defined), any amounts due and owing under this Agreement shall bear interest at a rate equal to four percent (4.0%) per annum above the Loan Rate, calculated on a daily basis.

     Section 2.05 Net Payments. All payments of any kind due to Lender from Borrower pursuant to this Agreement shall be made in the full face amount thereof, without setoff, counterclaim, or other defense, but shall not be deemed to be a waiver or release of any such counterclaim, off-set or other defense. All such payments will be free and clear of, and without deduction or withholding for, any present or future taxes.

     Section 2.06 Evidence of Indebtedness. The Loan made by Lender and Borrower's obligation to repay the Loan with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of Lender and the Note. The records of Lender shall be prima facie evidence of the Loan and accrued interest thereon and of all payments made in respect thereof.

     Section 2.07 Financial Statements. Borrower shall furnish to Lender:

          (a) as soon as available, but in any event within 120 days after the end of each fiscal year of Borrower, the audited balance sheet of Borrower as at the end of such fiscal year and the related statement of income of Borrower for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year;

          (b) the unaudited balance sheet of Borrower as at the end of each fiscal quarter of Borrower and the related unaudited statement of income of Borrower for such quarter for the portion of the fiscal year of Borrower then ended, certified by the chief financial officer of Borrower;

          (c) within thirty (30) days of filing, but in any event not later than October 31st, a copy of Borrower's federal income tax return.

                       ARTICLE III: SECURITY FOR THE LOAN

     Section 3.01 Note and Security Interest. At all times during the term hereof and until all sums owing pursuant hereto are paid in full, the Loan shall be secured by the Aircraft, the Note, and the Aircraft Mortgage and Security Agreement in the form of Exhibit B hereto (the "Security Agreement") by and between Borrower and Lender (collectively, the "Collateral"). This Agreement, the Note, and the Security Agreement are collectively referred to herein as the "Credit Documents."

          ARTICLE IV: REPRESENTATIONS, WARRANTIES AND INDEMNIFICATIONS.

     In order to induce Lender to enter into this Agreement and to make the Loan, Borrower makes the representations, warranties, and indemnifications hereinafter set forth in this Article IV.

     Section 4.01 Indemnity. Borrower shall indemnify Lender and its affiliates, and hold Lender and its affiliates harmless from any loss, cost or expense whatsoever arising from the breach of any of Borrower's covenants or other obligations set forth in this Agreement or any other Credit Document.

     Section 4.02 Status and Authority. Borrower (a) is a corporation, duly registered and validly existing under the laws of Oklahoma, (b) as of the date of this Agreement, is situated in a Contracting State, as defined in the Cape Town Convention (as defined below), (c) and has the power to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party, and (d) has taken all necessary action to authorize the execution of the Credit Documents to which it is a party and to consent to the registration of the international interest arising under this Agreement with the International Registry (as defined below). The Credit Documents to which it is a party have been duly executed and delivered by Borrower and constitute the legal, valid, and binding obligations of Borrower, enforceable in accordance with their respective terms, except to the extent that enforcement may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to the application or limitation of equitable principles by a court of competent jurisdiction.

     Section 4.03 Material Liabilities. There has been no material adverse change in the operations, business, property, assets or condition (financial or otherwise) of Borrower since the date of the financial statements heretofore provided by Borrower to Lender.

     Section 4.04 Use of Proceeds. Proceeds of the Loan shall be used exclusively to refinance the purchase of the Aircraft. Borrower agrees that the proceeds of the Loan, subject to the terms and conditions contained herein, shall be paid by Lender pursuant to the written instructions of Borrower.

     Section 4.05 USA Patriot Act. Borrower represents and warrants that it is not a foreign shell bank, as defined in the USA Patriot Act, and is not being used by a foreign bank to indirectly provide banking services to another foreign bank that does not have a physical presence in any country. Borrower shall, with reasonable promptness, provide to Lender all information and data with respect to Borrower and/or any of its affiliates as from time-to-time may be required for Lender to comply with the USA Patriot Act, with the understanding that Lender may share information with the United States government for the purpose of identifying or reporting suspected terrorism or money laundering. The USA Patriot Act for purposes of this Section means The USA Patriot Act (P.L. 107-56), as amended or modified from time to time, and the regulations promulgated thereunder.

                        ARTICLE V: CONDITIONS TO CLOSING.

     In addition to the terms and conditions otherwise contained herein, the making of the Loan is subject to the satisfaction of the conditions contained in this Article V. The date on which the conditions are satisfied and the Loan is made is hereinafter referred to as the "Closing Date."

     Section 5.01 No Default. Borrower shall not be in default under any Credit Documents.

     Section 5.02 Representations and Warranties. The representations and warranties contained in the Credit Documents shall be true and correct.

     Section 5.03 Delivery of Documents. Borrower shall have delivered to Lender the following documents:

          (a)  a duly executed original of each of the Credit Documents;

          (b) a certificate of good standing of Borrower issued by the State of Oklahoma;

          (c)  a copy of the Articles of Incorporation of Borrower;

          (d)  a copy of the Bylaws of Borrower;

          (e) a certified copy of the resolutions of the Board of Directors of Borrower authorizing the transaction contemplated herein;

          (f) evidence that Borrower has become a transacting user entity with the International Registry and appointed an administrator and a professional user entity to act on Borrower's behalf;

          (g) evidence that good title to the Aircraft is in the name of Borrower;

          (h)  evidence  that  Borrower has obtained the  insurance  required by
               Section 3.4 of the Security Agreement;

          (i) copies of the FAA Entry Point Filing Form-International Registry (AC From 8050-135), and FAA Standard Airworthiness Certificate (AC Form 8100-2) for the Aircraft;

          (j) an Irrevocable De-Registration and Export Request Authorization substantially in favor of Lender (the "IDERA");

          (k) receipt of the nonrefundable Documentation Fee (as defined in Section 7.08);

          (l) an opinion of counsel to Borrower in form of Exhibit C attached hereto; and

          (m) such additional documentation which may be reasonably requested by Lender, in form and substance acceptable to Lender in its sole discretion.

                     ARTICLE VI: EVENTS OF DEFAULT; REMEDIES

     Section 6.01 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement:

          (a) the occurrence of an "Event of Default" under the Security Agreement or the Note;

          (b) default by Borrower in the payment of any other amounts payable under this Agreement or default of any other terms or provisions of this Agreement, any other Credit Document and such default shall continue for a period of thirty (30) days after Borrower has been notified in writing of such default;

          (c) the Security Agreement granted to Lender shall cease to be in full force and effect or shall cease to give to Lender the rights and interests purported to be created thereunder;

          (d)  the  Collateral  or  any  portion  thereof  shall  be  seized  or
               confiscated  by  any   governmental   authority  for  any  reason
               whatsoever;

          (e) the failure by Borrower to maintain the insurance coverage on the Aircraft in accordance with the requirements set forth in the Security Agreement;

          (f) Borrower fails or becomes unable generally to pay its debts as they come due, makes an assignment for the benefit of creditors, has a compulsory winding up order made against it or resolves to be wound up voluntarily, files a petition in bankruptcy or for relief under any bankruptcy or insolvency law, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver of or any trustee for such company or any substantial part of its property, commences any proceeding relating to such company under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect, or if there is commenced against Borrower any such proceeding which remains undismissed for a period of sixty (60) days or Borrower, by any act, indicates its consent to, approval of, or acquiescence in any such proceeding or the appointment of any receiver of or any trustee for Borrower or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for a period of sixty (60) days;

          (g) any representation, warranty or statement made by Borrower in this Agreement, or any other Credit Document or any notice or other document, certificate or statement delivered by Borrower pursuant hereto or in connection herewith is or proves to have been incorrect or misleading when made;

          (h) Borrower suspends or ceases or threatens to suspend or cease to carry on a material part of its business;

          (i)  the occurrence of an event of default of Borrower under any other
               agreement   between  Borrower  and  Lender  or  any  of  Lender's
               affiliates or subsidiaries;

          (j) default shall be made in the due observance or performance of any term, covenant or agreement contained in any other agreement between Borrower and Lender or any of Lender's affiliates and subsidiaries;

          (k) there shall occur in the reasonable opinion of Lender any material adverse change in the financial condition of Borrower which, in the reasonable opinion of Lender, will materially impair the ability of Borrower to perform its obligations under the Credit Documents; or

          (l) any other event which substantially deprives Lender of what it is entitled to expect under the Credit Documents.

then upon the happening of any of the foregoing Events of Default, the Note and all amounts under this Agreement shall become and be immediately due and payable upon Lender having given Borrower notice of such acceleration, and Lender shall be entitled to all other remedies available at law; provided, however, that upon the occurrence of an Event of Default specified in (f) above, the Note and all amounts under this Agreement shall automatically become due and payable without notice or demand of any kind. Except as set forth in the immediately preceding sentence and this paragraph, Borrower expressly waives any presentment, demand, protest or other notice of any kind.

                      ARTICLE VII: MISCELLANEOUS PROVISIONS

     Section 7.01 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Minnesota.

     Section 7.02 Jurisdiction; Service of Process; Waiver of Immunity. Any legal action or proceeding against Borrower with respect to the Credit Documents to which it is a party may be brought in such of the courts of competent jurisdiction of the State of Minnesota or in the United States District Court located in the State of Minnesota as Lender or its respective successors and permitted assigns, as the case may be, may elect, and by execution and delivery of the Credit Documents to which it is a party, Borrower irrevocably submits to the non-exclusive jurisdiction of such courts, and to appellate courts therefrom, for purposes of legal actions and proceedings under each Credit Document and, in the case of any such legal action or proceeding brought in the above-named Minnesota courts, hereby irrevocably consents, during such time, to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, to Borrower at its address set forth above, or by any other means permitted by applicable law. Borrower hereby irrevocably designates, appoints and empowers CT Corporation System as its authorized agent for service of process in the State of Minnesota in any suit or proceeding with respect to the Credit Documents to which it is a party. A copy of any such process served on such agent shall be promptly forwarded by airmail by the person commencing such proceeding to Borrower at its address set forth above, but the failure of Borrower to receive such copies shall not affect in any way the service of such process as aforesaid. Provided, further, in the event that service of process is made upon CT Corporation System as set forth herein, Lender shall provide a copy of such service of process to Borrower. Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to Borrower at its address set forth above. The foregoing, however, shall not limit the rights of Lender to serve process in any other manner permitted by law or to bring any legal action or proceeding or to obtain execution of judgment in any jurisdiction. Borrower further agrees that final judgment against Borrower in any action or proceeding in connection with the Credit Documents to which it is a party shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of Borrower's indebtedness. TO THE EXTENT THAT BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY OF THE ABOVE-NAMED COURTS OR FROM ANY LEGAL PROCESS THEREIN, BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY, AND BORROWER HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS (I) ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, (II) THAT IT OR ANY OF ITS PROPERTY IS IMMUNE FROM THE ABOVE DESCRIBED LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, OR OTHERWISE), (III) THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT THE CREDIT DOCUMENTS TO WHICH IT IS A PARTY MAY NOT BE ENFORCED IN OR BY SUCH COURTS, OR
(IV) ANY DEFENSE THAT WOULD HINDER OR DELAY THE LEVY, EXECUTION OR COLLECTION OF ANY AMOUNT TO WHICH EITHER PARTY HERETO IS ENTITLED PURSUANT TO A FINAL JUDGMENT OF ANY COURT HAVING JURISDICTION. NOTHING IN THIS SECTION 7.02 SHALL LIMIT ANY RIGHT OF LENDER TO BRING ACTIONS, SUITS OR PROCEEDINGS IN THE COURTS OF ANY OTHER JURISDICTION. BORROWER EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS INTENDED TO BE IRREVOCABLE AND HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO REQUEST A TRIAL BY JURY IN ANY ACTION RELATING TO THE CREDIT DOCUMENTS.

     Section 7.03 Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be inapplicable and deemed omitted to the extent so contrary, prohibited, or invalid, without invalidating the remainder hereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event of any conflict between any Cape Town Convention provisions in this Agreement and any provisions in this Agreement not related to the Cape Town Convention, the provisions relating to the Cape Town Convention shall prevail.

     Section 7.04 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart.

     Section 7.05 Notice. Any notice or other communication required or permitted under this Agreement or necessary or convenient in connection with this Agreement shall be sent by facsimile to the respective facsimile numbers noted below, and shall be deemed duly given the next business day following the date upon which such notice is sent. If not conveniently transmitted by facsimile, notice shall be sent by registered or certified mail, return receipt requested, or by international courier delivery service, and shall be deemed duly given upon actual receipt and shall be addressed as follows:

         If to Lender:     Wells Fargo Equipment Finance, Inc.


                           733 Marquette Avenue, Suite 700
                           MAC N9306-070
                           Minneapolis, Minnesota 55402
                           Attention:  Account Services
                           Facsimile:  866-687-5578

         If to Borrower:   Pre-Paid Legal Services, Inc.
                           One Pre-Paid Way
                           Ada, Oklahoma  74821-0145
                           Attention:     Steve Williamson, CFO
                           Facsimile:     580-310-6966

or to such address or addressee as either party from time to time shall designate by written notice to the other.

     Section 7.06 Benefit of Agreement. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors in interest and permitted assigns; provided however, that Borrower shall not assign or transfer any interest or delegate any duty hereunder without the prior written consent of Lender. Lender shall have the absolute right to assign or transfer any interest herein or in the other Credit Documents, including, without limitation, the right to sell participation interests in the Loan.

     Section 7.07 Further Documentation. The parties hereto agree that from time to time after the Closing Date, Borrower shall execute and deliver to Lender such further document or documents as Lender may reasonably request and which is or are necessary or desirable in order to confirm, further evidence the respective obligations of Borrower and/or the rights and privileges of Lender under this Agreement or the other Credit Documents, or carry out the intent of the parties under this Agreement or the other Credit Documents. Without limiting the generality of the foregoing, the parties hereto undertake to enter into, execute and deliver such documents as may be necessary or desirable to constitute an international interest under the Cape Town Convention. Particularly in the case of any amendment, waiver or consent pursuant to Section
7.09 hereof, the parties undertake to enter into, execute and deliver such documents as may be necessary or desirable to enhance the enforceability of the commercial agreements of the parties under the Cape Town Convention to the greatest extent permitted under the Cape Town Convention, such that Lender's priority position should not be prejudiced thereby.

     Section 7.08 Expenses/Documentation Fee. Borrower shall, on demand, pay or reimburse Lender for Lender's reasonable costs and expenses (including reasonable fees and disbursements of legal counsel) incurred, and all payments made, and indemnify and hold Lender harmless from and against all losses suffered by Lender in connection with, arising out of, or in any way related to
(i) the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents; (ii) protecting, preserving, exercising or enforcing any of the rights of Lender under this Agreement or the other Credit Documents, including, without limitation, the registration of an international interest with the International Registry and Borrower's registration as a transacting user entity with the International Registry and/or Borrower's appointment of an administrator or a professional user entity to facilitate filings with the International Registry; and (iii) any claim (whether asserted by Lender or Borrower or any other person) and the prosecution or defense thereof, in any way arising under, related to, or connected with, this Agreement or the other Credit Documents or the relationship established hereunder; provided, however, such indemnification obligations shall not apply to any act or omission involving a breach of this Agreement by Lender and shall not apply to any act or omission involving gross negligence or willful misconduct by Lender or its representatives. On or before the Closing, Borrower shall have remitted to Lender a documentation fee in the amount of Three Thousand Five Hundred Dollars ($3,500.00) (the "Documentation Fee"), which amount will be used in part for reimbursement of Lender's costs incurred in the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents; provided, however, in no event shall Borrower be responsible for any reimbursement of such costs in excess of Five Thousand Dollars ($5,000.00). Borrower's obligation under this Section 7.08 shall survive the repayment of the Loan and the Note.

     Section  7.09  Waivers;   Amendments.  Any  term,  covenant,  agreement  or
condition of this Agreement or the other Credit Documents may be amended or waived, and any departure therefrom may be consented to, if, but only if, such amendment, waiver or consent is in writing and is signed by Lender and, in the case of an amendment, by Borrower. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

     Section 7.10 Set-Off. Upon and after the occurrence of any Event of Default, Lender and each of its affiliates is hereby authorized by Borrower, at any time and from time to time, without notice, (a) to set off against, and to appropriate and apply to the payment of, the obligations and liabilities of Borrower under this Agreement and the other Credit Documents (whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all amounts owing by Lender or any such affiliate to Borrower (whether payable in United States Dollars or any other currency, whether matured or unmatured, and, in the case of deposits, whether general or special, time or demand and however evidenced) and (b) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such obligations and liabilities.

     Section 7.11 Limitation of Liability. No claim may be made by Borrower against Lender or its affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any breach or wrongful conduct (whether the claim therefor is based on contract, tort or duty imposed by law) in connection with, arising out of or in any way related to the transactions contemplated and relationships established by this Agreement or the other Credit Documents, or any act, omission or event occurring in connection therewith (unless such claims result from the negligence or willful misconduct of Lender or its affiliates, directors, officers, employees, attorneys or agents); and Borrower hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     Section 7.12 Entire Agreement. This Agreement and the other Credit Documents embody the entire agreement between Borrower and Lender and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

     Section 7.13 Currency. The payment obligations of Borrower under this Agreement and the other Credit Documents shall not be discharged by an amount paid in currency other than United States Dollars, whether pursuant to a judgment or otherwise. To the extent that the amount so paid on prompt conversion to United States Dollars and transfer to the specified place of payment under normal banking procedures does not yield the amount of United States Dollars in such place due under this Agreement and the other Credit Documents, Borrower shall indemnify Lender and any obligee against any such shortfall. In the event that any payment, whether pursuant to a judgment or otherwise, upon conversion and transfer does not result in the payment of such amount of United States Dollars in the specified place of payment, the obligee of such payment shall have a claim against Borrower for the additional amount necessary to yield the amount due and owing under this Agreement and the other Credit Documents and is a separate cause of action.

     Section 7.14 Cape Town Definitions. For purposes of this Agreement, "Cape Town Convention" shall mean, collectively, the official English language text of the convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, adopted on November 16, 2001, at a diplomatic conference in Cape Town, South Africa. Any reference in this Agreement to a provision, section or article of the Cape Town Convention shall be a reference to the Consolidated Text of the Cape Town Convention and to the corresponding provision, section or article of the documents described in the immediately preceding sentence from which the Consolidated Text of the Cape Town Convention is derived. "International Registry" shall mean the international registry located in Dublin, Ireland, established pursuant to the Cape Town Convention.

     IN WITNESS WHEREOF, the authorized representatives of the parties have executed this Term Loan Agreement as of the date first written above.

                          WELLS FARGO EQUIPMENT FINANCE, INC.


                          By:  /s/ Julie Milbrath
                             ---------------------------------------------------
                          Name: Julie Milbrath
                               -------------------------------------------------
                          Title: Assistant Vice President
                                ------------------------------------------------



                          PRE-PAID LEGAL SERVICES, INC.


                          By: /s/ Steve Williamson
                              --------------------------------------------------
                              Steve Williamson, CFO




Exhibit 10.2
------------


                            FORM OF AIRCRAFT MORTGAGE
                             AND SECURITY AGREEMENT


                                AIRCRAFT MORTGAGE
                             AND SECURITY AGREEMENT



                                     between




                          PRE-PAID LEGAL SERVICES, INC.

                                       and

                       WELLS FARGO EQUIPMENT FINANCE, INC.





                         dated as of September 28, 2007

                                    Aircraft:
Learjet Inc. Model 60

(described on the International Registry drop down menu

as LEARJET model LEARJET 60)

Serial Number 293, Registration Number:  N772PP

                  Engines: Pratt & Whitney Canada Model PW305A
             (described on the International Registry drop down menu
                 as PRATT & WHITNEY CANADA, Model PW300 SERIES)
                        Serial Numbers: CA0446 and CA0447
      each of which exceeds the equivalent of 550 rated takeoff horsepower or is capable of generating 1,750 or more pounds of thrust





                                                  TABLE OF CONTENTS

PARTIES

RECITALS

GRANTING CLAUSES



ARTICLE 1 - DEFINITIONS

         1.1      Defined Terms



ARTICLE II - REPRESENTATIONS AND WARRANTIES

         2.1      Ownership; Priority Lien; No Violation

         2.2      Insurer's Certificate



ARTICLE III - COVENANTS OF MORTGAGOR

         3.1      Registration, Maintenance and Operation of Aircraft and
                    Engines.
         3.2      Alterations, Modifications and Addition
         3.3      Event of Loss
         3.4      Insurance
         3.5      Location of Aircraft
         3.6      Application of Insurance Proceeds
         3.7      Liens on Mortgaged Property; Taxes
         3.8      Further Assurances
         3.9      Recording and Filing
         3.10     Suits to Protect the Mortgaged Property

ARTICLE IV - DEFAULT AND REMEDIES
         4.1      Events of Default
         4.2      Relief Pending Final Determination
         4.3      Relief Pending Final Determination
         4.4      Provisions Regarding Sale
         4.5      Application of Monies Received by Lender
         4.6      Waiver of Defaults

ARTICLE V - SATISFACTION AND DISCHARGE
         5.1      Discharge

ARTICLE VI - MISCELLANEOUS
         6.1      Severability
         6.2      Counterparts
         6.3      Amendments
         6.4      Indemnification by Mortgagor; Expenses
         6.5      Acknowledgement of Receipt of Copy of Mortgage
         6.6      Assignment
         6.7      Notice
         6.8      Agreement
         6.9      Applicable Law




                    AIRCRAFT MORTGAGE AND SECURITY AGREEMENT


     THIS AIRCRAFT MORTGAGE AND SECURITY AGREEMENT ("Mortgage") dated as of the 28th day of September, 2007, between PRE-PAID LEGAL SERVICES, INC., a corporation formed under the laws of the State of Oklahoma having its headquarters at One Pre-Paid Way, Ada, Oklahoma 74821-0145 ("Mortgagor"), and WELLS FARGO EQUIPMENT FINANCE, INC., a corporation organized under the laws of the State of Minnesota, having its headquarters at 733 Marquette Avenue, Suite 700, MAC N9306-070, Minneapolis, Minnesota 55402 ("Lender").


                              W I T N E S S E T H :


     WHEREAS, Mortgagor has entered into a Term Loan Agreement with Lender dated as of September 28, 2007 (the "Agreement"); and

     WHEREAS, Lender and Mortgagor wish that the payment of all amounts due under said Agreement and the Note (as defined below) be secured by a security interest and an international interest as herein provided;

     NOW, THEREFORE, the parties hereto agree and declare as follows:

     For and in consideration of the premises hereof and to secure (i) the performance of all Secured Obligations (as defined below), and (ii) payment of all amounts due under the Agreement, including the Note taken in conjunction therewith, Mortgagor does hereby consent to the creation of an international interest under the Cape Town Convention (as defined below) and does hereby mortgage, hypothecate, pledge, confirm and grant a security interest in, lien upon and right of set-off against, the property described in Granting Clauses I through IV, inclusive, whether now owned or hereafter acquired (which property, including all property hereafter specifically subjected to this Mortgage and any other agreement supplemental hereto, is referred to herein as the "Mortgaged Property"), forever with the power granted, to Lender, its successors and assigns to dispose of the Mortgaged Property:

                                GRANTING CLAUSE I

          All right, title and interest of Mortgagor in and to the Aircraft, the Parts, the Engines (all as defined below) and their components and attachments, and all manuals and log books and other documentation relating thereto, it being the intent that separate rights shall attach to the Airframe separate and apart from the Engines for purposes of the Cape Town Convention.


                               GRANTING CLAUSE II

          All proceeds of insurance from any loss of, or damage to, any properties mentioned or referred to in Granting Clause I and any other proceeds of any kind resulting from any Event of Loss (as defined below) with respect thereto.

                               GRANTING CLAUSE III

          All estate, right, title, interest and claims whatsoever, at law, as well as in equity, which Mortgagor has or possesses on the date of this Mortgage or to which Mortgagor may hereafter become legally or equitably entitled, from, in or to the properties described in Granting Clauses I and II, inclusive, including, without limitation, the Associated Rights (as defined below), the right to receive any rent from the lease of the Aircraft or any charter or management fees derived from the use of the Aircraft, together with all accounts receivable, general intangibles and chattel paper evidencing any of the foregoing.

                               GRANTING CLAUSE IV

          All right,  title and interest of Mortgagor in any engine  Maintenance
     Service  Plan  (MSP),   including  any  engine  reserve  account,  and  any
     management agreement involving the Aircraft.

     TO HAVE AND TO HOLD, the Mortgaged Property under and subject to the terms and conditions set forth herein, for the benefit and security of all Secured Obligations and of all and singular the present and future holders thereof and to secure the payment and performance of the Secured Obligations, ratably and without any preference, distinction or priority as to lien or otherwise of any such Secured Obligations over any other Secured Obligation by reason of the difference in time of the actual making, issue, delivery, incurrence or sale of the respective Secured Obligations or for any other reason whatsoever, except as herein otherwise expressly provided or referred to, and so that each and every Secured Obligation, whether outstanding on the date of this Mortgage or hereafter issued and delivered or incurred shall have the same lien and security, and so that each and every such Secured Obligation shall be equally and proportionately secured hereby as if it had been made, issued, delivered and incurred simultaneously with the execution and delivery of this Mortgage.

     PROVIDED, HOWEVER, and these presents are upon the condition that, unless and until an Event of Default has occurred and is continuing, neither Lender nor its successors or assigns shall disturb Mortgagor's possession and use of the Aircraft, Engines, Parts or other property constituting all or part of the Mortgaged Property, subject to the further covenants, conditions, uses and trusts, and except as specifically set forth herein; and

     IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto that the Mortgaged Property is to be held and applied on the further covenants, conditions, uses and trusts set forth herein:

ARTICLE I - DEFINITIONS

     1.1 Defined Terms. As used in this Mortgage, except as otherwise indicated herein, the following terms shall have the meanings set forth below or in the location indicated:

          (a) "Agreement" shall mean the Term Loan Agreement dated as of September 28, 2007, between Mortgagor and Lender.

          (b) "Aircraft" shall mean the Learjet Inc. Model 60 aircraft (described on the International Registry drop down menu as LEARJET model LEARJET 60), bearing Serial No. 293, and FAA Registration No. N772PP, together with all Engines and all Parts.

          (c)"Airframe" shall mean (i) the Aircraft, not including the Engines or any APU, it being the intent that separate rights shall attach to the Airframe separate and apart from the Engines for purposes of the Cape Town Convention, and (ii) any and all Parts from time to time incorporated in, installed on or attached to the Aircraft and any and all Parts removed therefrom so long as Lender shall retain an interest therein in accordance with the applicable terms of this Agreement after removal from the Aircraft.

          (d)"Associated   Rights"   means  all   rights  to  payment  or  other
     performance by Mortgagor under an agreement which is secured by or associated with the Aircraft.

          (e) "Cape Town Convention" shall mean, collectively, the official English language text of the convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, adopted on November 16, 2001, at a diplomatic conference in Cape Town, South Africa. Any reference in this Agreement to a provision, section or article of the Cape Town Convention shall be a reference to the Consolidated Text of the Cape Town Convention and to the corresponding provision, section or article of the documents described in the immediately preceding sentence from which the Consolidated Text of the Cape Town Convention is derived.

          (f) "Engine(s)" shall mean those certain Pratt & Whitney Canada model PW305A engines (described on the International Registry drop down menu as PRATT & WHITNEY CANADA, Model PW300 SERIES), bearing Manufacturer's Serial Nos. CA0446 and CA0447 on the International Registry drop down menu), which engines have 550 or more rated takeoff horsepower or are capable of generating 1,750 or more pounds of thrust or the equivalent thereof, and any replacement Engine purchased in accordance with Paragraph 3.3(b) of this Mortgage.

          (g) "Event of Default" shall have the meaning given to it pursuant to Paragraph 4.1 of this Mortgage.

          (h) "Event of Loss" with respect to the Aircraft or any Engine shall mean any of the following events:

               (i) loss of the Aircraft or any Engine or the use thereof due to destruction, damage beyond repair or rendition of such Aircraft or Engine permanently unfit for normal use from any reason whatsoever;

               (ii) any damage to the Aircraft or Engine (including those requiring the completion of an FAA Form 337, "Major Repair And Alteration Statement") which results in an insurance settlement with respect to such Aircraft or Engine on the basis of total loss;

               (iii) the theft, disappearance, condemnation, confiscation, attachment, sequestration, distraint or seizure of, or requisition of title to or use or possession of, such Aircraft or Engine for a period of ninety (90) consecutive days; or

               (iv) the operation or location of the Aircraft, while under condemnation, confiscation, seizure, requisition or otherwise in any area excluded from coverage by any insurance policy in effect with respect to the Aircraft required by the provisions of this Mortgage or of the Agreement.

          (i) "FAA" shall mean the United States Federal Aviation Administration, or the agency or official of the United States of America at the time administering the functions of the Federal Aviation Administration with respect to the regulation of aircraft.

          (j) "Federal Aviation Act" shall mean Subtitle VII of Title 49 of the United States Code, as amended from time to time, or any similar legislation of the United States enacted to supersede, amend or supplement such Act.

          (k) "IDERA" shall mean an Irrevocable De-Registration and Export Request Authorization substantially in the form of Annex I hereto.

          (l) "Insurance Certificate" shall mean a certificate of a Qualified Insurance Broker.

          (m)  "International  Registry" shall mean the  international  registry
     located  in  Dublin,  Ireland,   established  pursuant  to  the  Cape  Town
     Convention.

          (n) "International Registry Procedures" shall mean the official English language text of the Procedures for the International Registry issued by the supervisory authority thereof pursuant to the Cape Town Convention.

          (o) "International Registry Regulations" shall mean the official English language text of the Regulations of the International Registry issued by the supervisory authority thereof pursuant to the Cape Town Convention.

          (p) "Liens" shall mean all liens, charges, security interests, national interests, prospective international interests, international interests, leaseholds and encumbrances of every nature and description whatever, whether consensual or nonconsensual, including, without limitation, any rights of third parties under third party agreements and irrevocable de-registration and export request authorizations.

          (q) "Mortgage" shall mean this Aircraft Mortgage and Security Agreement, as it from time to time may be supplemented or amended by any other supplements or amendments executed by and between Mortgagor and Lender.

          (r) "Mortgaged Property" shall have the meaning specified in the paragraph of introduction immediately preceding the Granting Clauses of this Mortgage.

          (s) "Note" shall mean the "Note" as defined in the Agreement.

          (t) "Parts" shall mean all appliances, parts, instruments, appurtenances, accessories, furnishings, auxiliary power units, if any, and other equipment of whatever nature (but excluding complete Engine), so long as the same shall be (i) incorporated or installed in or attached to the Aircraft or any Engine, at any time, or (ii) otherwise subject to this Mortgage.

          (u) "Person" shall mean an individual, a corporation, a limited liability company, a partnership, an unincorporated organization, an association, a joint-stock company, a joint venture, a trust, an estate or a government or any agency or political subdivision thereof.

          (v) "Qualified Insurance Broker" shall mean an aircraft insurance broker, designated by Mortgagor and satisfactory to Lender.

          (w) "Secured Obligations" shall mean all obligations of Mortgagor under the Agreement and the Note, and all obligations of Mortgagor under this Mortgage and all future obligations under any loan agreements, promissory notes and other obligations of Mortgagor to Lender arising from the Agreement.

     Capitalized terms not otherwise defined in this Mortgage shall have the meanings set forth in the Agreement.

ARTICLE II - REPRESENTATIONS AND WARRANTIES

     2.1 Ownership; Priority Lien; No Violation. Mortgagor represents and warrants that on the date of execution of the Note and this Mortgage and for as long as the Note and this Mortgage shall remain in full force and effect:

          (a) The Aircraft and Engines then being subjected to this Mortgage are free and clear of all Liens, except the lien of this Mortgage and the IDERA, and for the purposes of this Mortgage, Mortgagor shall be deemed to be the legal title holder of the Aircraft and Engines;

          (b) This Mortgage has been duly executed and delivered by Mortgagor. This Mortgage is enforceable in accordance with its terms against Mortgagor and third parties subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and to general equity principles; and

          (c) Neither the execution and delivery by Mortgagor of this Mortgage nor compliance by Mortgagor with any of the terms and provisions of this Mortgage will, in any way, conflict with, result in any breach of, or constitute a default under, or result in the creation of any lien (other than the lien permitted under this Mortgage) upon any property of Mortgagor under:

               (i) any statute, rule or regulation of the United States of America;

               (ii) any treaties, conventions or international regulations, including, without limitation, the Cape Town Convention, the International Registry Regulations and the International Registry Procedures;

               (iii) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan, credit agreement or other agreement or instrument to which Mortgagor is a party or by which it or any of its properties may be bound or affected; or

               (iv) any order, writ, injunction, decree, judgment, award, determination, direction or demand of any federal, state, municipal or other governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, which is binding on Mortgagor.

     2.2 Insurer's Certificate. Mortgagor shall deliver to Lender an Insurer's Certificate as to the due compliance with the insurance provisions of Paragraph
3.4 hereof.

ARTICLE III - COVENANTS OF MORTGAGOR

     3.1 Registration, Maintenance and Operation of Aircraft and Engines.

          (a) Registration and IDERA.

               (i) At or prior to the Closing Date (as defined in the Agreement), at its own cost and expense, and at all times during the term of this Mortgage, Mortgagor shall (A) cause the Aircraft to be duly registered in the name of Mortgagor in accordance with the Federal Aviation Act, and the Aircraft shall not be registered under the laws of any other country without the prior written consent of Lender, and (B) cause this Mortgage to be registered as an international interest on the International Registry. In furtherance thereof, Mortgagor shall consent, through its professional user entity, to international registration upon issuance of the request for consent by the International Registry.

               (ii) Mortgagor shall not allow the name of any Person other than Lender to be placed on the Aircraft and Engines as a designation that might be interpreted as a lien thereon, provided, that Mortgagor may cause the Aircraft to be lettered and otherwise marked in an appropriate manner for convenience of identification of the interest therein of Mortgagor.

               (iii) Mortgagor shall not (A) consent to any Person other than Lender making any registrations in the International Registry in relation to the Airframe and Engines, or (B) execute and deliver any irrevocable de-registration and export request authorization to any Person other than the IDERA in favor of Lender.

               (iv) Mortgagor shall execute and deliver the IDERA, and cause the same to be filed in accordance with the Federal Aviation Act.

          (b) Maintenance. After the Closing Date, and except as may otherwise be agreed in writing by Mortgagor and Lender, Mortgagor, at its own cost and expense during the term of the Agreement and until full and complete payment of the Note and of all amounts due or to become due under the Agreement, shall:

               (i) make all  necessary  payments  in order to  maintain  current
          enrollment  of  the  Engines  under  any   maintenance   service  plan
          established by the manufacturer;

               (ii) maintain, service, repair, overhaul and test, or cause the same to be done to, the Aircraft and each Engine so as to keep them in as good operating condition as when subjected to the lien hereof and the international interest in favor of Lender, ordinary wear and tear excepted, fully operational, duly certified and in airworthy condition and in at least such condition as may be necessary to:

                    (A) enable the  airworthiness  certification of the Aircraft and the Engines by the FAA to be maintained in good standing at all times under the Federal Aviation Act and other applicable laws of the United States of America;

                    (B)  comply  with  the  airframe   and  engine   recommended
               inspection and service programs of the manufacturer of the Aircraft and the manufacturer of the Engines, including, without limitation, all applicable airworthiness directives and service bulletins; and

                    (C) comply with all regulations of the FAA and any other governmental agency having jurisdiction;

               (iii) maintain all records, logs and other materials in English required by the FAA to be maintained in respect of the Aircraft and the Engines (and in the event the Aircraft and any Engine is repossessed pursuant to Article IV hereof, deliver all such materials pertaining thereto to Lender); and

               (iv) upon Lender's written request, promptly furnish to Lender such information as may be required to enable Lender to file any reports required to be filed by Lender with any governmental authority because of its interest in the Mortgaged Property and promptly consent to any filings with the International Registry as Lender may determine are necessary or appropriate.

          (c) Operations. Mortgagor shall not permit the Aircraft and any Engine to be maintained, serviced, repaired, overhauled, tested, used or operated in violation of any law or any rule, regulation or order of any governmental authority having jurisdiction thereover, or in violation of any airworthiness certificate, license or registration relating to the Aircraft or any Engine issued by any such authority, or in violation or breach of any representation or warranty made with respect to obtaining insurance on the Aircraft or any term or condition of such insurance policy. Mortgagor shall not lease the Mortgaged Property to any other Party, without Lender's prior written consent. If required by applicable law, Mortgagor shall operate the Aircraft (or cause the Aircraft to be operated) under a Part 135 Certificate.

     3.2 Alterations, Modifications and Additions.

          (a) Alterations, Modifications and Additions. Mortgagor, at its own cost and expense, shall make such alterations and modifications in and additions to the Aircraft and Engines as may be required from time to time to meet all applicable standards of the Federal Aviation Administration or other governmental authority having jurisdiction over the Aircraft and Engines.

     So long as no Event of Default shall have occurred and be continuing, Mortgagor, at its own cost and expense, and from time to time, may make such alterations and modifications in, and additions to, the Aircraft and any Engine as Mortgagor may deem desirable in the proper conduct of its business; provided, that no such alteration, modification or addition shall diminish the value or utility of the Aircraft or such Engine, or impair the condition or airworthiness thereof, below the value, utility, condition or airworthiness thereof immediately prior to such alteration, modification or addition assuming the Aircraft or such Engine were measured by the value, utility and airworthiness, and in the condition and state of repair required to be maintained by the terms hereof. All Parts incorporated or installed in or attached to or added to the mortgaged Aircraft or any mortgaged Engine as the result of any alteration, modification or addition shall conform to the requirements of Paragraph 3.2(a) hereof and, without further act or deed, shall become subject to the lien of this Mortgage and the international interest in favor of Lender.

     So long as no Event of Default shall have occurred and be continuing, Mortgagor, at any time, may remove any Part from the Aircraft or Engines if:

               (i) such Part is in addition to, and not in replacement of, or substitution for, any Part incorporated or installed in or attached to the Aircraft or any Engine;

               (ii) such Part is not required to be incorporated or installed in, or attached or added to, the Aircraft or such Engine pursuant to the terms of Paragraphs 3.1(b), 3.1(c) or Paragraph 3.2 hereof; and

               (iii) such Part can be readily removed from the Aircraft or any Engine without diminishing or impairing the value, utility, condition and airworthiness of the Aircraft or such Engine.

Upon any such removal, such Part shall cease to be a "Part" within the meaning hereof.

          (b) Liability of Lender. Lender shall not bear any liability or cost for any alteration, modification or addition, or for any grounding or suspension of certification of the Aircraft or any Engine, or for loss to Mortgagor of any revenue in respect of the Aircraft or any Engine, however arising.

         3.3      Event of Loss.

          (a) Event of Loss with Respect to the Aircraft. Upon the occurrence of an Event of Loss with respect to the Aircraft, Mortgagor shall give Lender prompt written notice thereof, stating the circumstances of such Event of Loss. No later than thirty (30) days after the date of such Event of Loss, Mortgagor shall, at Lender's sole option:

               (i) repay the outstanding principal balance under the Agreement and the Note and all other Secured Obligations in full, or

               (ii) enter into, at the expense of Mortgagor, an agreement in all respects satisfactory to Lender for repair of the Aircraft sufficient to return the Aircraft to the same or better condition as the Aircraft was in prior to the Event of Loss.

          (b) Event of Loss with Respect to a Mortgaged Engine. Upon the occurrence of an Event of Loss with respect to any Engine, which Event of Loss does not constitute an Event of Loss with respect to the Aircraft, Mortgagor shall give Lender prompt written notice thereof, stating the circumstances of such Event of Loss. As soon as possible, but no later than thirty (30) days after the date of such Event of Loss, Mortgagor shall:

               (i) repay the outstanding principal balance under the Note and all other Secured Obligations in full, or

               (ii) enter into, at the expense of Mortgagor, an agreement in all respects satisfactory to Lender for the purchase of a new Engine compatible with the Aircraft to replace the Engine which is the subject of such Event of Loss.

     Upon delivery of such new Engine pursuant to such agreement, Mortgagor shall cause such new Engine to be installed on the Aircraft and specifically subject such new Engine to the lien hereof and the international interest in favor of Lender, delivering to Lender all documents required or useful in connection therewith and consenting to the registration of an international interest with the International Registry with respect to such new Engine. Lender shall execute and deliver all documents required or useful in connection with releasing the replaced Engine from the lien of this Mortgage and shall discharge all registrations with the International Registry with respect to the replaced Engine.

     3.4 Insurance. At or prior to the Closing Date, and without limiting the requirements of Section 5.03 of the Agreement, Mortgagor will carry, at the cost and expense of Mortgagor:

          (a)  public  liability  insurance   (including,   without  limitation,
     passenger legal liability);

          (b) property damage insurance (including, without limitation, airport property damage liability and contractual liability); and

          (c) all-risk ground and flight aircraft hull insurance (including, without limitation, war risk, hijacking and similar perils insurance).

The amount of such all-risk ground and flight aircraft hull insurance at no time and in no event shall be less than Ten Million United States Dollars
(US$10,000,000.00). In the case of public liability, the amount thereof maintained shall in no event be less than Ten Million United States Dollars (US$10,000,000.00). All insurance required to be maintained by this Paragraph
3.4 shall be maintained in effect with financially sound and reputable insurers satisfactory to Lender and shall be evidenced by one (1) or more policies, each of which shall provide:

               (i) in the case of all-risk ground and flight aircraft hull insurance that Lender is designated as a loss payee (but without imposing upon Lender any obligation imposed upon the insured, including, without limitation, the liability to pay the premiums of such policies), and that, in the event of any damage or loss to the Aircraft or any Engine, all payments shall be made to Lender at its address:

                           WELLS FARGO EQUIPMENT FINANCE, INC.
                           733 Marquette Avenue, Suite 700
                           MAC N9306-070
                           Minneapolis, Minnesota 55402

               (ii) in the case of public liability and property damage insurance, that Lender is an additional named insured (but without imposing upon Lender any obligation, including, without limitation, the liability to pay the premiums for such policies), and that all of the provisions thereof shall operate in the same manner as if there were a separate policy covering each insured (provided that such policies shall operate in the same manner as if there were a separate policy covering each insured);

               (iii) that, as against Lender, the insurer waives any rights of subrogation, set-off, counterclaim or any other deduction, whether by attachment or otherwise;

               (iv) that, in respect of the interest of Lender in such policy or policies, the insurance shall not be invalidated by any action or inaction of Mortgagor or of any other Person (other than Lender) and shall insure Lender regardless of any breach or violation by Mortgagor or any other Person (other than Lender ) of any warranties, declarations or conditions contained in such policies; and

               (v) that, if such insurance is canceled for any reason whatsoever or changes in any material respect in relation to the interest of Lender or is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Lender for thirty (30) days after receipt by Lender of written notice by the insurer of such cancellation, change or lapse. All proceeds of insurance policies required to be in effect hereof, if for any reason not paid directly to Lender and if not then required to be paid over by Lender to Mortgagor pursuant to Paragraph 3.6 hereof, shall be deposited by Mortgagor with Lender.

     3.5 Location of Aircraft. Mortgagor shall at all times keep the Aircraft registered under the laws of the United States of America. Mortgagor shall not base the Aircraft in a location outside of the United States of America, and Mortgagor shall not operate or locate the Aircraft or any Engine or permit the Aircraft or any Engine to be operated or located in:

          (a) any area or on any route excluded from coverage under the provisions of any insurance policy required by the terms of Paragraph 3.4 above; or

          (b) any recognized, or, in Lender's reasonable judgment, threatened area of hostilities unless fully covered to Lender's satisfaction by war risk insurance.

     3.6 Application of Insurance Proceeds.

          (a) Proceeds of insurance received as a result of an Event of Loss with respect to the Aircraft shall be applied by Lender to payment of the Secured Obligations in the manner provided in Paragraph 4.5 hereof.

          (b) Proceeds of property damage insurance payable as a result of an Event of Loss shall be held by Lender until Mortgagor shall have entered into the agreement for repair of the Aircraft as required by Paragraph 3.3(a) or purchase of a new engine as required by Paragraph 3.3(b) or the time provided in Paragraph 3.3(a) or Paragraph 3.3(b) therefor shall have expired. Upon placing such an order, such proceeds, upon the request of Mortgagor, shall be applied directly to payment (including any progress payment) for such repair or replacement Engine, provided, that all rights of Mortgagor in, to and under such contract for such repair or the purchase of a replacement Engine shall first have been assigned to Lender in a manner reasonably satisfactory in form and substance to Lender. Unless a Default or Event of Default shall have occurred and be continuing, such proceeds (or balance thereof remaining after payment in full for such repair or such replacement Engine) shall be paid to Mortgagor upon completion of such repair or installation of the replacement Engine on the Aircraft and its subjection to the lien hereof and international interest in favor of Lender as required by Paragraph 3.3(b) above, and Lender shall immediately apply any proceeds of insurance remaining after completion of and payment for such repair or replacement, then held or thereafter
     received  by  Lender,   to  the  payment  or   prepayment  of  the  Secured
     Obligations.

          (c) Unless a Default or Event of Default shall have occurred and be continuing and except as provided in Paragraph 3.6(d), any proceeds of insurance received as a result of any damage or loss not constituting an Event of Loss shall be held by Lender, or upon the request of Mortgagor, applied by Lender directly to payment (including any progress payment) for any repair or replacement required by the terms hereof. Unless a Default or Event of Default shall have occurred and be continuing, after completion of, and payment for, such repair or replacement, such proceeds, or any excess over the cost of such repair or replacement if such proceeds shall have been applied by Lender to payment for such repair or replacement, shall be forthwith paid over to Mortgagor by Lender.

          (d) Unless a Default or Event of Default shall have occurred and be continuing, any proceeds of insurance received as a result of any damage or loss to Parts which Mortgagor is entitled to remove pursuant to Paragraph 3.2(a) above without replacement shall be forthwith paid over to Mortgagor by Lender.

          (e) Proceeds of insurance received by Lender on account of damage or loss to any Mortgaged Property and not applied to payment of the Secured Obligations, shall be forthwith paid over by Lender to Mortgagor upon payment in full of the Secured Obligations, shall be forthwith paid over by Lender to the holders of subsequently ranking interests which have been registered with the International Registry or of which Lender has been given notice, with any remaining balance being paid by Lender to Mortgagor.

     3.7 Liens on Mortgaged Property; Taxes.

          (a) Mortgagor shall always maintain this Mortgage as a first priority security interest, international interest, and lien upon the Mortgaged Property and Mortgagor shall cause the international interest in favor of Lender to always remain the only registered international interest with respect to the Airframe and Engines. Mortgagor shall not directly or indirectly create, assume or permit, or suffer to be created and to exist, any Lien on or with respect to any Mortgaged Property, title thereto or any interest therein. Mortgagor shall promptly, at its own cost and expense, take such action as may be necessary to duly discharge any Lien on or with respect to any Mortgaged Property, title thereto or any interest therein.

          (b) Mortgagor shall pay and indemnify Lender for, and hold Lender harmless from and against, all income (other than Lender's income), franchise, gross receipts, rental, sales, use, excise, personal property, ad valorem, value added, leasing, leasing use, stamp, landing, airport use or other taxes, levies, imposts, duties, charges, fees or withholdings of any nature, together with any penalties, fines or interest thereon (the "Tax(es)") arising out of transactions contemplated by this Mortgage and imposed against Lender, Mortgagor or the Aircraft, or any part thereof, by the United States of America, any foreign government, any state, municipal or local subdivision, any agency or instrumentality thereof or any taxing authority upon or with respect to the Aircraft, or any part thereof, or upon the ownership, delivery, leasing, possession, use, operation, return, transfer or release thereof, or upon the rentals, receipts or earnings arising therefrom, or upon or with respect to this Mortgage. If a claim is made against Lender for any Tax that is subject to indemnification hereunder, Lender shall notify Mortgagor promptly within thirty (30) days after Lender's receipt of such written notice, and Mortgagor will pay such Tax promptly and in no event later than thirty (30) days after such notice; provided, however, that if Mortgagor elects to contest or assume the defense as therein described and provided that Mortgagor can testify such Tax would not subject the Aircraft to risk of seizure, and Mortgagor so contests or defends in a timely manner and within the legal delays allowed to do so, Mortgagor's obligation to pay or reimburse shall, if applicable laws allow, be postponed until a settlement of the matter or a decision is rendered on the defense or contestation. Mortgagor's contestation or defense shall be at Mortgagor's sole cost and expense. If the governmental authority or agency seeking to collect requires any payment to be made or any security assurance or guarantee to be furnished as a condition of contestation or defense, Mortgagor shall pay or furnish same or cause the payment or furnishing thereof. In case any report or return is required to be made with respect to any Taxes, Mortgagor will either (after notice to Lender) make such report or return in such manner as will show the ownership of the Aircraft in Mortgagor and send a copy of such report or return to Lender or will notify Lender of such requirement and make such report or return in such manner as shall be satisfactory to Lender. Lender agrees to cooperate fully with Mortgagor in the preparation of any such report or return.

     3.8 Further Assurances. Mortgagor, from time to time, shall perform or execute and deliver, or cause to be performed or executed and delivered, all such further and other acts, conveyances, transfers, instruments and assurances as may be reasonably appropriate, or as may be requested by Lender, for the better mortgaging, hypothecating, confirming, pledging, granting and perfecting of a lien and security interest unto Lender or a registered international interest in favor of Lender, in all or in part, of the Mortgaged Property or for facilitating the execution of the lien or international interest created by this Mortgage or for securing to Lender the benefit hereof and of the rights and remedies created hereby. Mortgagor, at all times, shall defend and protect the lien of this Mortgage on the Mortgaged Property against the enforcement of all Liens, claims, penalties and rights asserted by any and all Persons whatsoever.

     3.9 Recording and Filing. Without limiting Paragraph 3.8 above, Lender, at the cost and expense of Mortgagor, shall cause this Mortgage and any and all additional instruments which shall be executed pursuant to the terms hereof, of the Note or of the Agreement, so far as permitted by applicable laws and regulations, on and at all times after the date of execution to be kept, and this Mortgage filed and recorded in such places as may be required under applicable law, or as Lender, in its discretion, may reasonably request to perfect and preserve the lien of this Mortgage on all of the Mortgaged Property and to protect the security and the rights and remedies of Lender hereunder. Without limiting the foregoing, Mortgagor shall do, or cause to be done, any and all acts and things as may be reasonably requested by Lender to (i) perfect the lien of this Mortgage pursuant to the Uniform Commercial Code as in effect in any jurisdiction with respect to any portion of the Mortgaged Property subject to the provisions of such Code and (ii) consent to and maintain the registered international interest in favor of Lender under the Cape Town Convention. Mortgagor shall bear the entire cost and expense of all actions required to be taken pursuant to Paragraph 3.8 and 3.9 hereof.

     3.10 Suits to Protect the Mortgaged Property. Lender shall have power to institute and to maintain, at Mortgagor's cost and expense, such suits and proceedings as Lender may deem expedient to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or in violation of this Mortgage or to preserve or protect the interests of Lender in the Mortgaged Property, including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of Lender.

ARTICLE IV - DEFAULT AND REMEDIES

     4.1 Events of Default. If one (1) or more of the following events (each an "Event of Default") shall occur:

          (a) Default shall be made in the payment of any installment of principal, interest or fee due under the Agreement or the Note, when due and payable, or within any grace period applicable thereto, whether at maturity, by notice of intention to repay or otherwise, or in the payment of any other amount payable hereunder or thereunder when due and payable;

          (b) Default shall be made in the due observance or performance of any other term, covenant or agreement contained in this Mortgage or in the Agreement, and such Default shall not have been cured within a period of thirty (30) days following written notice from Lender to cure such Default;

          (c) Any representation or warranty made by Mortgagor herein or in the Agreement or any statement or representation made in any certificate, report or opinion delivered in connection herewith shall prove to have been misleading in any material respect when made;

          (d) Mortgagor fails or becomes unable generally to pay its debts as they come due, makes an assignment for the benefit of creditors, files a petition in bankruptcy or for relief under any bankruptcy or insolvency law, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver of or any trustee for Mortgagor or any substantial part of its property, commences any proceeding relating to Mortgagor under any reorganization, arrangement, or readjustment of debt law or statute of any jurisdiction whether now or hereafter in effect, or if there is commenced against Mortgagor any such proceeding which remains undismissed for a period of sixty (60) days or Mortgagor, by any act, indicates its consent to, approval of, or acquiescence in any such proceeding or the appointment of any receiver of or any trustee for Mortgagor or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for a period of sixty
     (60) days;

          (e) This Mortgage shall cease to be in full force and effect or shall cease to give Lender the rights and interests purported to be created hereunder, including, without limitation, the failure of the interests granted hereunder to constitute a registered international interest in the Collateral subject to the Cape Town Convention; or

          (f) Default shall be made in the due observance or performance of any other term, covenant or agreement contained in any other agreement or mortgage between Mortgagor or Lender; or

          (g) Any other event occurs which substantially deprives Lender of what it is entitled to expect under the Credit Documents;

then, upon the happening of any of the foregoing Events of Default, the Note and all amounts under the Agreement shall become and be immediately due and payable, with Mortgagor hereby expressly waiving any presentment, demand, protest or other notice of any kind;

     4.2 Rights Against Mortgaged Property.

          (a) If an Event of Default shall have occurred and be continuing, then and in every such case, Lender, in addition to all other rights and remedies available hereunder, shall have, at law or in equity or by statute, each of the following rights and remedies, none of which is intended to be exclusive of any other right or remedy, and each of which may be exercised either singly or, to the extent permitted by applicable law, concurrently with any one or more of the other rights or remedies:

               (i) To the extent applicable, Lender shall have the rights and remedies of a secured party under the Cape Town Convention and/or the Uniform Commercial Code as enacted in any jurisdiction in which any of the Mortgaged Property may be located, including, without limitation, all of the rights and remedies set forth in Articles 12, 13, 15 and 20 of the Cape Town Convention, and Mortgagor hereby consents to the same. In any case, Lender may immediately, directly or by such agent as it may appoint, without demand of performance and (to the extent permitted by applicable law) without notice of its intention to sell or of time or place of sale or of redemption or other notice or demand whatsoever to Mortgagor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, the whole or, from time to time, any part of the Mortgaged Property. If notice of any sale or other disposition is required by law to be given, Mortgagor hereby agrees that a notice sent  at  least  ten  (10)  days  before  the  time  of  any  intended de-registration and export of the Mortgaged Property or intended public sale or after which any private sale or other disposition of the Mortgaged Property is to be made shall be reasonable notice of such sale or other disposition. Whenever Lender shall demand possession of any of the Mortgaged Property pursuant to this Article IV, Mortgagor, at its own cost and expense, shall deliver, or cause to be delivered, such Mortgaged Property without risk or expense to Lender, to such airport or airports in the United States of America, as shall be designated by Lender or such other place as may be mutually agreed upon by Mortgagor and Lender. In addition, Mortgagor shall provide, without expense to Lender, storage facilities for such Mortgaged Property. At the request of Lender, Mortgagor shall promptly execute and deliver to Lender such instruments or other documents as Lender may deem necessary or advisable to enable Lender or an agent or representative designated by Lender, at such time or times and place or places as Lender may specify, to obtain possession of all or any part of the Mortgaged Property;

               (ii) Lender, either after entry or without entry, may proceed by suit or suits, at law or in equity, to foreclose this Mortgage and to sell all or, from time to time, any part of the Mortgaged Property under the judgment or decree of a court of competent jurisdiction;

               (iii) Lender may procure the de-registration of the Mortgaged Property whether by utilizing the IDERA or otherwise;

               (iv) Lender may procure the export and shipment transfer of the Mortgaged Property from the territory in which it is situated;

               (v) Lender may take legal proceedings for the appointment of a receiver or receivers (to which Lender shall be entitled as a matter of right) to take possession of the Mortgaged Property pending the sale thereof pursuant either to the power of sale given in this Paragraph 4.2 or to a judgment, order or decree made in any judicial proceeding or the foreclosure or involving the enforcement of this Mortgage;

               (vi) Lender, either directly or by such agent as it may appoint or by means of a receiver appointed by a court therefor, may enter upon the premises of Mortgagor and any other premises where any of the Mortgaged Property may be located, take immediate possession of the Mortgaged Property and exclude Mortgagor and all other Persons therefrom, using all necessary force so to do;

               (vii) Lender may appoint a trustee to take title to all or part of the Mortgaged Property on behalf of Lender and to exercise on behalf of Lender any or all of its remedies hereunder, and Mortgagor shall execute and deliver all such instruments and documents as Lender may reasonably request in connection therewith; and

               (viii) Upon every taking of possession pursuant to this Paragraph 4.2, Lender from time to time may make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Mortgaged Property as Lender may deem proper. In each such case, Lender shall have the right to hold, use operate, store, lease, control or manage the Mortgaged Property, and to exercise all rights and powers of Mortgagor relating to the Mortgaged Property, as Lender shall deem appropriate, including the right to enter into any and all such agreements with respect to the use, operation, storage, leasing, control or management of any of the Mortgaged Property as Lender may determine.

          (b) No delay or omission of Lender in the exercise of any right, power, remedy or privilege conferred hereunder shall impair any such right, power, remedy or privilege or be construed to be a waiver of any Default or Event of Default or acquiescence therein; and every right, power and privilege given by this Mortgage to Lender may be exercised from time to time and as often as may be deemed expedient by Lender. No remedy for the enforcement of the rights of Lender shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies from time to time may be exercised independently or in combination.

     4.3 Relief Pending Final Determination. Without limiting the generality of Lender's other remedies set forth in this Section 4, in the event Lender adduces evidence of an Event of Default by Mortgagor, Lender may, pending final determination of its claim, obtain from a court speedy (as defined in Article 20 of the Cape Town Convention) relief in the form of such one or more of the following orders as Lender requests:

          (a) preservation of the Mortgaged Property and its value;

          (b) possession, control or custody of the Mortgaged Property;

          (c) immobilization of the Mortgaged Property;

          (d) lease or, except where covered by sub-paragraphs (a) to (c), management of the Mortgaged Property and the income therefrom; and

          (e) if at any time Mortgagor and Lender specifically agree, sale and application of proceeds therefrom.

     In furtherance thereof, Lender and Mortgagor hereby agree to exclude the application of paragraph 4 of Article 20 of the Cape Town Convention. Nothing in this Section 4.3 shall limit the availability to Lender of other forms of interim relief.

     4.4 Provisions Regarding Sale. Upon any sale of any of the Mortgaged Property, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceedings, for the foreclosure or involving the enforcement of this Mortgage, to the extent permitted by applicable law:

               (i) Lender or its representative may bid for and purchase the property being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its absolute right without further accountability, and, in paying the purchase money therefor, may assign to Mortgagor in lieu of cash all or any part of the Note or other Secured Obligations then outstanding or claims for interest thereon, at par, and the Note, in case the portion thereof as assigned shall be less than the amount due thereon, shall be returned to Lender after being appropriately stamped to show partial payment;

               (ii) Lender or its representative may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

               (iii) Lender or its representative is hereby irrevocably appointed the true and lawful attorney of Mortgagor, in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and to deregister and export the property, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one (1) or more Person with like power, Mortgagor hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by Lender or by any purchaser, Mortgagor shall ratify and confirm any such sale or transfer, deregistration or export, by execution and delivering to Lender or to such purchaser all property deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request;

               (iv) All right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of Mortgagor of, in and to the property so sold shall be divested. Such sale shall be a perpetual bar both at law and in equity against Mortgagor, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under Mortgagor, its successor or assigns;

               (v) The receipt of Lender shall be a sufficient discharge to the purchaser or purchasers at such sale for its or their purchase money, and such purchaser or purchasers and its or their assigns or personal representatives after paying such purchase money and receiving such receipt of Lender shall not be obligated to see to the application of such purchase money or be in anyway answerable for any loss, misapplication or non-application thereof; and

               (vi) To the extent it may lawfully do so,  Mortgagor  agrees that it will not,  at any time,  insist  upon or  plead,  or in any  manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Mortgaged Property or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Mortgage or the Secured Obligations, and Mortgagor hereby expressly waives all benefit or advantage of any such laws and covenants, and agrees that it will not hinder, delay or impede the execution of any power granted and delegated to Lender in this Mortgage, but will suffer and permit the execution of every such power as though no such laws were in force, except that Mortgagor, in any event, shall have the right, prior to the disposition of any Mortgaged Property or the entering into of a binding commitment therefor, to obtain the release of such Mortgaged Property from the lien hereof and the return to Mortgagor thereof upon payment of the Secured Obligations in full.

     4.5 Application of Monies Received by Lender. If an Event of Default shall have occurred and be continuing, any monies collected pursuant to Article IV or otherwise constituting a part of the Mortgaged Property may be held by Lender as Mortgaged Property or, in the discretion of Lender, applied to the payment of the Secured Obligations. When so applied, such monies shall be applied as follows:

          FIRST, to the payment of all costs and expenses incurred in connection with the enforcement and collection of this Mortgage, the Agreement or the Note;

          SECOND, to the payment of all Secured Obligations other than principal of the Note;

          THIRD, to the payment of all the principal of the Note then due and payable;

          FOURTH, the balance to be held as additional collateral security for all Secured Obligations not then due and payable; and

          FIFTH, after all Secured Obligations shall have been paid in full, the balance shall be paid to the holders of subsequently ranking interests which have been registered with the International Registry or of which Lender has been given notice; and

          SIXTH, the balance (if any) to be paid over to Mortgagor.

If, after application of all proceeds of the Mortgaged Property, any Secured Obligation shall remain unpaid, Mortgagor shall remain liable thereon for the deficiency, and Lender shall preserve its right to assert claims for the deficiency against Mortgagor under the Agreement and the Note.

     4.6 Waiver of Defaults. By written notice to Mortgagor, Lender may waive any default hereunder and its consequences. Upon any such waiver, such default shall cease to exist, and any Default or Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Mortgage; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

ARTICLE V - SATISFACTION AND DISCHARGE

     5.1 Discharge. When the principal amount of the Note, together with interest thereon and all Secured Obligations shall have been finally and fully paid, then this Mortgage shall terminate and cease to exist. Thereupon Lender shall discharge this Mortgage, release its lien on the Mortgaged Property and discharge its registered international interest from the International Registry and Lender shall execute and deliver to Mortgagor, at Mortgagor's cost and expense, such instruments in writing as may be requested by Mortgagor to evidence such cancellation, discharge and release.

ARTICLE VI - MISCELLANEOUS

     6.1 Severability. If any provision of this Mortgage shall be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions hereunder contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one (1) or more phrases, sentences, clauses, Sections or Articles in this Mortgage shall not affect the remaining portions of this Mortgage or any part hereof. In the event of any conflict between any Cape Town Convention provision in this Mortgage and any provision in this Mortgage not related to the Cape Town Convention, the provisions relating to the Cape Town Convention shall prevail.

     6.2 Counterparts. This Mortgage may be executed in several counterparts and by the parties hereto on separate counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

     6.3 Amendments. Any amendment hereto shall be in writing and shall be signed by Mortgagor and Lender.

     6.4 Indemnification by Mortgagor; Expenses.

          (a) Mortgagor shall indemnify, reimburse and hold Lender and its officers, directors, employees and agents harmless from and against any and all claims, demands, causes of action, suits or judgments and any and all costs and expenses of any nature (including, without limitation, reasonable fees and expenses of legal counsel), for or on account of injury to or death of persons (including employees and agents of Mortgagor or Lender), property damage and any other liability which may result from or arise in any manner out of:

               (i) the ownership, possession, control, management, maintenance, condition, storage, use or operation of all or part of the Mortgaged Property by Mortgagor or any bailee, transferee or lessee of Mortgagor, or

               (ii) any failure on the part of Mortgagor to perform or comply with any of the terms hereof (including, without limitation, any failure by Mortgagor to effect or maintain any insurance required to be effected or maintained pursuant to the provisions of Paragraph 3.4 hereof).

If Lender shall receive knowledge of any claim or liability hereby indemnified against, Lender shall give prompt notice thereof to Mortgagor; provided, however, Lender's failure to promptly provide any such notice shall not act as a waiver of any of Lender's rights hereunder. The obligation contained in this Paragraph 6.4 shall continue in full force and effect notwithstanding the full payment of the Note and all amounts due under the Agreement or hereunder and notwithstanding the discharge hereof pursuant to Paragraph 5.1 hereof or otherwise.

          (b) Mortgagor shall be responsible for, and shall pay, all fees and expenses incurred by Lender (including the reasonable fees and expenses of its legal counsel) in connection with the enforcement of, or the exercise of any right or remedy of Lender under, this Mortgage or any amendment or supplement hereto.

     6.5 Acknowledgment of Receipt of Copy of Mortgage. Mortgagor hereby acknowledges and certifies that a full, complete, correct and exact copy of this Mortgage has been delivered to and received by Mortgagor on the date of its execution.

     6.6 Assignment. This Mortgage may be freely assigned by Lender without the consent of Mortgagor. This Mortgage shall inure to the benefit of Lender, its successors in interest and assigns. This Mortgage may not be assigned by Mortgagor without the written consent of Lender.

     6.7 Notice. Any notice or other communication required or permitted under this Mortgage or necessary or convenient in connection with this Mortgage shall be sent by facsimile to the respective facsimile numbers noted below, and shall be deemed duly given the next business day following the date upon which such notice is sent. If not conveniently transmitted by facsimile, notice shall be sent by registered or certified mail, return receipt requested, or by international courier delivery service, and shall be deemed duly given upon actual receipt and shall be addressed as follows:

If to Lender:             Wells Fargo Equipment Finance, Inc.
                          733 Marquette Avenue, Suite 700
                          MAC N9306-070
                          Minneapolis, Minnesota 55402
                          Attention:  Account Services
                          Facsimile:  866-687-5578

If to Mortgagor:          Pre-Paid Legal Services, Inc.
                          One Pre-Paid Way
                          Ada, Oklahoma  74821-0145
                          Attention:     Steve Williamson, CFO
                          Facsimile:     580-436-7410

or to such address or addressee as either party from time to time shall designate by written notice to the other.

     6.8 Applicable Law. This Mortgage and the Note shall be governed by, and construed in accordance with, the laws of the State of Minnesota; provided, that the parties hereto shall be entitled to all rights conferred by the Federal Aviation Act. Any legal action or proceeding against Mortgagor with respect to this Mortgage to which it is a party may be brought in such of the courts of competent jurisdiction of the State of Minnesota or in the United States District Court located in Minnesota as Lender or its respective successors and permitted assigns, as the case may be, may elect, and by execution and delivery of this Mortgage to which it is a party, Mortgagor irrevocably submits to the non-exclusive jurisdiction of such courts, and to appellate courts therefrom, for purposes of legal actions and proceedings under this Mortgage and, in the case of any such legal action or proceeding brought in the above-named Minnesota courts, hereby irrevocably consents, during such time, to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, to Mortgagor at its address set forth above, or by any other means permitted by applicable law. Mortgagor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to Mortgagor at its address set forth above. The foregoing, however, shall not limit the rights of Lender to serve process in any other manner permitted by law or to bring any legal action or proceeding or to obtain execution of judgment in any jurisdiction. Mortgagor further agrees that final judgment against Mortgagor in any action or proceeding in connection with this Mortgage to which it is a party shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of Mortgagor's indebtedness. TO THE EXTENT THAT MORTGAGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY OF THE ABOVE-NAMED COURTS OR FROM ANY LEGAL PROCESS THEREIN, MORTGAGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY, AND MORTGAGOR HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS (I) ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, (II) THAT IT OR ANY OF ITS PROPERTY IS IMMUNE FROM THE ABOVE DESCRIBED LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, OR OTHERWISE), (III) THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT THIS MORTGAGE TO WHICH IT IS A PARTY MAY NOT BE ENFORCED IN OR BY SUCH COURTS, OR (IV) ANY DEFENSE THAT WOULD HINDER OR DELAY THE LEVY, EXECUTION OR COLLECTION OF ANY AMOUNT TO WHICH EITHER PARTY HERETO IS ENTITLED PURSUANT TO A FINAL JUDGMENT OF ANY COURT HAVING JURISDICTION. NOTHING IN THIS SHALL LIMIT ANY RIGHT OF LENDER TO BRING ACTIONS, SUITS OR PROCEEDINGS IN THE COURTS OF ANY OTHER JURISDICTION. MORTGAGOR EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS INTENDED TO BE IRREVOCABLE AND HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO REQUEST A TRIAL BY JURY IN ANY ACTION RELATING TO THIS MORTGAGE.



     IN WITNESS WHEREOF, the parties hereto have caused this Aircraft Mortgage and Security Agreement to be duly executed and delivered in Minneapolis, Minnesota, as of the date and year first above written.

                          PRE-PAID LEGAL SERVICES, INC.


                          By:  /s/ Steve Williamson
                               -------------------------------------------------
                               Steve Williamson, CFO


STATE OF     OK            )
         ----------
                                            )        SS:
COUNTY OF  Pontotoc        )
          ---------

     In said State and County this __ day of September, 2007, personally appeared Steve Williamson, and acknowledged the foregoing document, by him subscribed, to be his free act and deed and the free act and deed of Pre-Paid Legal Services, Inc..

                                            Before me,

                                             /s/ Lolita J. Frederick
                                            -----------------------------------
                                            Notary Public

My Commission expires:
  5/29/2008
-----------------------





     IN WITNESS WHEREOF, the parties hereto have caused this Aircraft Mortgage and Security Agreement to be duly executed and delivered in Minneapolis, Minnesota, as of the date and year first above written.


                          WELLS FARGO EQUIPMENT FINANCE, INC.


                          By:  /s/ Julie Milbrath
                               -------------------------------------------------
                          Name: Julie Milbrath
                               -------------------------------------------------
                          Title:  Assistant Vice President
                                ------------------------------------------------



STATE OF     MN            )
        -----------
                                            ) SS:
COUNTY OF Wright           )
          ---------

     In said State and County this 26 day of September, 2007, personally appeared Julie Milbrath and acknowledged the foregoing document, by him/her subscribed, to be his/her free act and deed and the free act and deed of Wells Fargo Equipment Finance, Inc.


                                            Before me,  Renee K. Simenson

                                             /s/Renee K. Simenson
                                            -----------------------------------
                                            Notary Public

My Commission expires:
  1/31/2010
-----------------------




                                     ANNEX I

                           IRREVOCABLE DE-REGISTRATION
                        AND EXPORT REQUEST AUTHORIZATION

                               September 28, 2007

    To:  United States Federal Aviation Administration

    Re:  Irrevocable De-Registration and Export Request Authorization

     The undersigned is the registered owner of one (1) Learjet Inc. Model 60 aircraft (described on the International Registry drop down menu as LEARJET model LEARJET 60), bearing Manufacturer's Serial No. 293, and United States Registration No. N772PP, together with two (2) Pratt & Whitney Canada model PW305A engines (described on the International Registry drop down menu as PRATT & WHITNEY CANADA, Model PW300 SERIES, bearing Manufacturer's Serial Nos. CA0446 and CA0447 on the International Registry drop down menu) (together with all installed, incorporated or attached accessories, parts and equipment, the "aircraft").

     This instrument is an irrevocable de-registration and export request authorization issued by the undersigned in favor of Wells Fargo Equipment Finance, Inc. (the "authorized party") under the authority of Article XIII of the Protocol to the Convention on International Interests in Mobile Equipment on Matters specific to Aircraft Equipment. In accordance with that Article, the undersigned hereby requests:

               (i) recognition that the authorized party or the person it certifies as its designee is the sole person entitled to:

          (a) procure the de-registration of the aircraft from the United States Aircraft Registry maintained by the United States Federal Aviation Administration for the purposes of Chapter III of the Convention on International Civil Aviation, signed at Chicago, on 7 December 1944; and

          (b) procure the export and physical transfer of the aircraft from the United States of America; and

               (ii) confirmation that the authorized party or the person it certifies as its designee may take the action specified in clause (i) above on written demand without the consent of the undersigned and that, upon such demand, the authorities in the United States of America shall cooperate with the authorized party with a view to the speedy completion of such action.

     The rights in favor of the authorized party established by this instrument may not be revoked by the undersigned without the written consent of the authorized party.

     Please acknowledge your agreement to this request and its terms by appropriate notation in the space provided below and lodging this instrument in the United States Aircraft Registry.

                          PRE-PAID LEGAL SERVICES, INC.


                          By:  /s/  Steve Williamson
                               -------------------------------------------------
                               Steve Williamson, CFO